                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 16, 2000


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
 -------------------------------------------------------------------------------
                  (Originator of the Trust referred to herein)


                     CHASE MANHATTAN AUTO OWNER TRUST 1998-A
--------------------------------------------------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)

         United States                         333-36939                           22-2382082
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)

                 802 Delaware Avenue, Wilmington, Delaware         19801
      -------------------------------------------------------- ------------
               (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust 1998-A is the issuer of 4 classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of February 1, 1998, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

         On October 16, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits                  Description
                  ----------                ---------------
                  20.1                      Monthly Statement to
                                            Certificateholder with respect to
                                            the October 16, 2000 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 17, 2000

                                                   By: THE CHASE MANHATTAN BANK,
                                                   USA, NATIONAL ASSOCIATION
                                                   as Servicer

                                                   By: /s/ Patricia Garvey
                                                   -----------------------------
                                                   Name:  Patricia Garvey
                                                   Title: Vice President

                                                        INDEX TO EXHIBITS
                                                        -----------------

Exhibit No.                              Description
-----------                              -----------------
20.1                                     Statement to Certificateholders dated
                                         October 16, 2000 delivered pursuant to
                                         Section 5.8 of the Sale and Servicing
                                         Agreement dated as of February 1, 1998.

                                                                          Page 1
Chase Manhattan Auto Owner Trust 1998-A

                         Statement to Certificateholders
                                 October 16 2000

           DISTRIBUTION IN DOLLARS
                  ORIGINAL                  PRIOR
                  FACE                      PRINCIPAL
CLASS             VALUE                     BALANCE                PRINCIPAL             INTEREST             TOTAL
A1                  238,000,000.00                    0.00                  0.00                 0.00                  0.00
A2                  204,000,000.00                    0.00                  0.00                 0.00                  0.00
A3                  294,000,000.00                    0.00                  0.00                 0.00                  0.00
A4                  246,000,000.00          241,212,364.11         15,154,325.43         1,165,859.76         16,320,185.19
B1                   30,620,164.79           30,620,164.79                  0.00           153,100.82            153,100.82
TOTALS            1,012,620,164.79          271,832,528.90         15,154,325.43         1,318,960.58         16,473,286.01

                                     CURRENT
           REALIZED        DEFERRED  PRINCIPAL
CLASS      LOSES           INTEREST  BALANCE
A1         0.00            0.00                0.00
A2         0.00            0.00                0.00
A3         0.00            0.00                0.00
A4         0.00            0.00      226,058,038.68
B1         0.00            0.00       30,620,164.79
TOTALS     0.00            0.00      256,678,203.47

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                  PRIOR                                                                                    CURRENT
                  PRINCIPAL                                                                                PRINCIPAL
CLASS             FACTOR                     PRINCIPAL              INTEREST            TOTAL              FACTOR
A1                    0.00000000              0.00000000            0.00000000           0.00000000            0.00000000
A2                    0.00000000              0.00000000            0.00000000           0.00000000            0.00000000
A3                    0.00000000              0.00000000            0.00000000           0.00000000            0.00000000
A4                  980.53806549             61.60294890            4.73926732          66.34221622          918.93511659
B1                1,000.00000000              0.00000000            4.99999987           4.99999987        1,000.00000000
TOTALS              268.44471239             14.96545887            1.30252253          16.26798140          253.47925352

                      PASS-THROUGH RATES
                                        CURRENT
                 CLASS                  PASS THRU
CLASS                                   RATE
A1               A1                     5.549000 %
A2               A2                     5.679000 %
A3               A3                     5.700000 %
A4               A4                     5.800000 %
B1               B1                     6.000000 %
TOTALS

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

Kimberly  Costa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3247
Email: kimberly.k.costa@chase.com
                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 2
Chase Manhattan Auto Owner Trust 1998-A

                                 October 16 2000
                         STATEMENT TO CERTIFICATEHOLDERS

                                 Due Period                                                                                      32
                                 Due Period Beginning Date                                                                 09/01/00
                                 Due Period End Date                                                                       09/30/00
                                 Determination Date                                                                        10/10/00

Section 5.8(iii)      Servicing Fee                                                                                       226,527.11
Section 5.8(iii)      Servicing Fee per $1000                                                                             0.22370393

Section 5.8(iv)       Administration Fee                                                                                    1,000.00
Section 5.8(iv)       Administration Fee per $1000                                                                        0.00098754

Section 5.8(vi)       Pool Balance at the end of the Collection Period                                                256,678,203.47

Section 5.8(vii)      Repurchase Amounts for Repurchased Receivable
                      By Seller                                                                                                 0.00
                      By Servicer                                                                                          73,490.14
                      TOTAL                                                                                                73,490.14

Section 5.8(viii)     Realized Net Losses for Collection Period                                                           213,942.02

Section 5.8(ix)       Reserve Account Balance after Disbursement                                                        7,700,346.10

Section 5.8(x)        Specified Reserve Account Balance                                                                 7,700,346.10

Section 5.8(xi)       Total Distribution Amount                                                                        16,974,139.37
                      Servicing Fee                                                                                       226,527.11
                      Administration Fee                                                                                    1,000.00
                      Noteholders Distribution Amount                                                                  16,320,185.19

                                 (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 3
Chase Manhattan Auto Owner Trust 1998-A

                                 October 16 2000

                      Certficateholders Distribution Amount                                                               153,100.82
                      Deposit to Reserve Account                                                                          273,326.25


                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 4
Chase Manhattan Auto Owner Trust 1998-A

                                 October 16 2000
                             MONTHLY SERVICER REPORT

I. Avaliable Amount in the Collection Accont

                A.Credits

                                        1. Payments from Obligors Applied to Collection Period
                                                              a. Principal Payments                                    14,839,209.33
                                                              b. Other Interest Payments                                2,033,755.96
                                                              c. Total                                                 16,872,965.29

                                        2. Proceeds from Repurchased Receivables
                                                              a. Principal Before Cutoff Date                                   0.00
                                                              b. Interest Before Cutoff Date                                    0.00
                                                              c. Principal Payments                                        73,490.14
                                                              d. Recovery of Advance                                            0.00
                                                              e. Other Interest Payments                                        0.00
                                                              f. Total                                                     73,490.14

                                        3. Reversal from Defaulted Contracts                                                    0.00

                                        4. Recovery of Defaulted Receivables                                               27,683.94

                                        5. Advance Recoveries Before Cutoff Date
                                                              a. Principal                                                    587.90
                                                              b. Interest                                                       0.00
                                                              c. Total                                                        587.90

                                        6. Net Adjustments                                                                      0.00

                                        7. Reserve Fund Transfer Amount                                                         0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 5
Chase Manhattan Auto Owner Trust 1998-A

                                 October 16 2000

                                        8. Overpayment From Obligors                                                            0.00

                                        9. Total Credits                                                               16,974,727.27

                B. Debits

                                        1. Overpayments From Obligors                                                           0.00

                                        2. Advance Recovery Amount Before Cutoff Data to Seller
                                                              a. Principal                                                    587.90
                                                              b. Interest.                                                      0.00
                                                              c. Total                                                        587.90

                                        3. Reversal of Defaulted Contracts                                                      0.00

                                        4. Total Debits                                                                       587.90

                C. Total Available Amount (Lines A-B)                                                                  16,974,139.37

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 6
Chase Manhattan Auto Owner Trust 1998-A

                                 October 16 2000
                             MONTHLY SERVICER REPORT

II. Liquidation Proceeds on Defaulted Receivables for the Collection Period

                                        A.  Principal                                                                     241,625.96
                                        B.  Interest                                                                       17,802.94
                                        C.  Total                                                                         259,428.90

III.  Disbursements from Collection Account

                A. Avalaible Distribution Amount

                                        1.  Available Distribution Amount                                              16,974,139.37
                                        2.  Reserve Account Transfer Amount                                                     0.00
                                        3.  Total Distribution Amount                                                  16,974,139.37

                B.  Monthly Servicing Fee                                                                                 226,527.11

                C.  Monthly Administration Fee                                                                              1,000.00

                D.  Noteholders Interest Distributable Amount                                                           1,165,859.76

                E.  Certificateholders Interest Distributable Amount                                                      153,100.82

                F.  Noteholders Principal Distributable Amount                                                         15,154,325.43

                G.  Certificateholders Principal Distributable Amount                                                           0.00

                H.  Deposit to Reserve Account                                                                            273,326.25

IV. Monthly Disbursements

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-A

                                 October 16 2000

                A. Pool Servicing Fee
                                        a.  Monthly Servicing Fee                                                         226,527.11
                                        b.  Unpaid Monthly Servicing Fee                                                        0.00
                                        c.  Total                                                                         226,527.11

                B. Administrative Fee
                                        a.  Monthly Administration Fee                                                      1,000.00
                                        b.  Unpaid Monthly Administration Fee                                                   0.00
                                        c.  Total                                                                           1,000.00

                C. Noteholders' Interest Distributable Amount

                                        Class A-1  Monthly Interest                                                             0.00
                                        Class A-1  Carryover Shortfall                                                          0.00
                                        Class A-1  Total                                                                        0.00
                                        Class A-2  Monthly Interest                                                             0.00
                                        Class A-2  Carryover Shortfall                                                          0.00
                                        Class A-2  Total                                                                        0.00


                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 8
Chase Manhattan Auto Owner Trust 1998-A

                                 October 16 2000
                             MONTHLY SERVICER REPORT

                                        Class A-3  Monthly Interest                                                             0.00
                                        Class A-3  Carryover Shortfall                                                          0.00
                                        Class A-3  Total                                                                        0.00
                                        Class A-4  Monthly Interest                                                     1,165,859.76
                                        Class A-4  Carryover Shortfall                                                          0.00
                                        Class A-4  Total                                                                1,165,859.76
                                        Total for Notes Monthly Interest                                                1,165,859.76
                                        Total for Notes Carryover Shortfall                                                     0.00
                                        Total for Notes Total                                                           1,165,859.76

                D. Certificateholders' Interest Distributable Amount
                                        Class B-1  Monthly Interest                                                       153,100.82
                                        Class B-1  Carryover Shortfall                                                          0.00
                                        Class B-1  Total                                                                  153,100.82
                                        Total for Certificates Monthly Interest                                           153,100.82
                                        Total for Certificates Carryover Shortfall                                              0.00
                                        Total for Certificates Total                                                      153,100.82

                E.  Noteholders' Principal Distributable Amount
                                        Class A-1  Monthly Principal                                                            0.00
                                        Class A-1  Carryover Shortfall                                                          0.00
                                        Class A-1  Total                                                                        0.00
                                        Class A-2  Monthly Principal                                                            0.00
                                        Class A-2  Carryover Shortfall                                                          0.00
                                        Class A-2  Total                                                                        0.00
                                        Class A-3  Monthly Principal                                                            0.00
                                        Class A-3  Carryover Shortfall                                                          0.00
                                        Class A-3  Total                                                                        0.00
                                        Class A-4  Monthly Principal                                                   15,154,325.43

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 9
Chase Manhattan Auto Owner Trust 1998-A

                                 October 16 2000

                                        Class A-4  Carryover Shortfall                                                          0.00
                                        Class A-4  Total                                                               15,154,325.43
                                        Total for Notes  Monthly Principal                                             15,154,325.43
                                        Total for Notes  Carryover Shortfall                                                    0.00
                                        Total for Notes  Total                                                         15,154,325.43

                F. Certificateholders' Principal Distributable Amout

                                        Class B-1  Monthly Principal                                                            0.00
                                        Class B-1  Carryover Shortfall                                                          0.00
                                        Class B-1  Total                                                                        0.00
                                        Total for Certificates  Monthly Principal                                               0.00
                                        Total for Certificates  Carryover Shortfall                                             0.00
                                        Total for Certificates  Total                                                           0.00

                G.  Total Disbursements                                                                                16,700,813.12

V. Payment Deficiency Amount

                A. Scheduled Monthly Disbursements                                                                     16,700,813.12
                B. Available Distribution Amount                                                                       16,974,139.37


                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 10
Chase Manhattan Auto Owner Trust 1998-A

                                 October 16 2000
                             MONTHLY SERVICER REPORT

                C. Payment Deficiency Amount                                                                                   0.00

VI. Reserve Account Transfer Amount

                A. Available Reserve Amount                                                                            8,154,975.87
                B. Payment Deficiency Amount                                                                                   0.00
                C. Withdrawal for Write-Off                                                                                    0.00
                D.  Reserve Account Withdrawal (MIN:  Lines A and (B+C))                                                       0.00

VII. Pool Balance Reduction Allocation for Collection Period
                A. Beginning Pool Balance                                                                            271,832,528.90

                B. Pool Balance Reduction

                                        1. Avalaible Principal

                                                              a.  Principal Payments                                  14,839,209.33
                                                              b.  From Repurchased Receivables                            73,490.14
                                                              c.  Total                                               14,912,699.47

                                        2.  From Defaulted Receivables                                                   241,625.96

                                        3.  Total Pool Balance Reduction                                              15,154,325.43

                C. Ending Pool Balance                                                                               256,678,203.47

                D. Allocations

                                        1.Percentage Allocation

                                                              a.  Notes                                               100.00000000%
                                                              b.  Certificates                                          0.00000000%

                                        2. Monthly Principal Allocation

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 11
Chase Manhattan Auto Owner Trust 1998-A

                                 October 16 2000

                                                              a.  Notes                                                15,154,325.43
                                                              b.  Certificates                                                  0.00

VIII. Delinquency and Defaults

                                 Group 1
                                                                                Principal           Delinquency Principal
                                 Period                     Number              Amount              Balance
                                30-59 days                    857               615,226.62          6,758,007.07
                                60-89 days                    150               146,174.11          1,141,624.06
                                90-119 days                    70               104,877.71            519,411.43
                                120-149 days                   28                45,811.12            183,504.33
                                150-179 days                   17                29,366.41             87,974.87
                                180-209 days                    1                   826.21              3,699.87
                                210-239 days                    6                12,744.44             22,087.47
                                240+ days Delinquent            0                     0.00                  0.00
                                 Total                      1,129               955,026.62          8,716,309.10

                B. Principal amount of loans in defaulted receivables                                                     241,625.96


                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 12
Chase Manhattan Auto Owner Trust 1998-A

                                 October 16 2000
                             MONTHLY SERVICER REPORT


                C. Delinquency Percentage

                                        1. Outstanding principal balance for deliquency >= 60 days                      1,958,302.03
                                        2. Pool Principal Ending Balance                                              256,678,203.47
                                        3. Delinquency Percentage                                                        0.76294052%

IX. Pool Delinquency Percentages

                A. Delinquency Percentage for 2nd previous period                                                        0.79596820%
                B. Delinquency Percentage for previous period                                                            0.77377155%
                C. Delinquency Percentage for current period                                                             0.76294052%
                D. Average Deliquency Percentage                                                                         0.77756009%

X. Portfolio Loss Ratios

                A. Net Loss Ratio for 2nd previous period                                                                0.31216305%
                B. Net Loss Ratio for previous period                                                                    0.44694102%
                                        1. Principal Balance of Defaulted Receivables                                     241,625.96
                                        2. Principal Recoveries on Defaulted Receivables                                   27,683.94
                                        3. Average Pool Balance for Collection Period                                 264,255,366.18
                                        4. Net Loss Ratio for Current Period(12*(1-2)/3)                                 0.97152398%

                D.  Average Net Loss Ratio ((A+B+C) / 3)                                                                 0.57687601%

XI. Specified Reserve Account Balance

                A. Calculation for Reserve Account Floor Amount

                                        1. Guaranteed Floor Amount                                                      7,594,651.24
                                        2.  Possible Floor Amount
                                                     a. Principal Balance at the Beginning of Next Collection Period  256,678,203.47

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 13
Chase Manhattan Auto Owner Trust 1998-A

                                 October 16 2000
         b. Cumulative Monthly Interest through Final Distribution Data

  Class A-1 Balance
  Class A-1 Interest Rate
  Class A-1 Service Rate
  Class A-1 Term
  Class A-1 Interest
  Class A-1 Service Fee
  Class A-1 Total

  Class A-2 Balance
  Class A-2 Interest Rate
  Class A-2 Service Rate
  Class A-2 Term
  Class A-2 Interest
  Class A-2 Service Fee
  Class A-2 Total

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 14
Chase Manhattan Auto Owner Trust 1998-A

                                 October 16 2000
                             MONTHLY SERVICER REPORT

 Class A-3 Balance
 Class A-3 Interest Rate
 Class A-3 Service Rate
 Class A-3 Term
 Class A-3 Interest
 Class A-3 Service Fee
 Class A-3 Total

 Class A-4 Balance
 Class A-4 Interest Rate
 Class A-4 Service Rate
 Class A-4 Term
 Class A-4 Interest
 Class A-4 Service Fee
 Class A-4 Total

 Class B-1 Balance
 Class B-1 Interest Rate
 Class B-1 Service Rate
 Class B-1 Term

 Class B-1 Interest
 Class B-1 Service Fee
 Class B-1 Total

                                          c. Possible Floor Amount equals Pool Balance + Interest + Service Fee
                                          (Lines a+b)                                                                 298,200,498.71

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 15
Chase Manhattan Auto Owner Trust 1998-A

                                 October 16 2000

                                        3. Reserve Account Floor (Minimum Lines 1 and 2)                                7,594,651.24

                B. Possible Reserve Account Amount

                                        1. Reserve Account Trigger Percentages

                                                              a. Average Delinquency Percentage                          0.77756009%
                                                              b. Average Delinquency Percentage Trigger                  1.25000000%
                                                              c. Average Loss Ratio                                      0.57687601%
                                                              d. Average Loss Ratio Trigger                              1.25000000%
                                                              e. Maximum Reserve Account Percentage Specified            6.00000000%
                                                              f. Minimum Reserve Account Percentage specified            3.00000000%
                                                              g. Reserve Account Percentage Applied                      3.00000000%

                                        2. Pool Principal Balance                                                     256,678,203.47
                                        3. Possible Reserve Account Amount                                              7,700,346.10

                C. Specified Reserve Account Balance (Max: Lines A and B)                                               7,700,346.10


                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Page 16
Chase Manhattan Auto Owner Trust 1998-A

                                 October 16 2000
                             MONTHLY SERVICER REPORT

XII. Reserve Account

                A.  Reserve Account Balance After Disbursement from Previous Period
                                        1. Reserve Account Balance After Disbursement from Previous Period              8,154,975.87
                                        2. Reserve Account Transfer Amount                                                      0.00
                                        3. Investment Earnings                                                             44,471.35
                                        4. Deposit to Reserve Account After Disbursement                                  273,326.25
                                        5. Amount After Deposit                                                         8,472,773.47

                B.  Specified Reserve Account Balance                                                                   7,700,346.10

                C.  Available Reserve Account Amount (Min:  Lines A and B)                                              7,700,346.10
                                        1. Excess in Reserve Acct: Max(LinesA - B and 0)                                  772,427.37
                D.  Excess Amount to Seller                                                                               772,427.37
                F.  Ending Reserve Account Balance                                                                      7,700,346.10

XIII. Weighted Average Coupon as of Current Period

XIV. Weighted Average Maturity as of Current Period


                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION